Exhibit 99.2
                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

Check this box if no longer subject to
  Section 16:                             [ ]

Name and Address:                         Standard General Master Fund L.P.
                                          Walkers SPV Limited, Walker House,
                                          Mary Street, George Town
                                          Grand Cayman, Cayman Islands KY1-1002

Issuer and Ticker Symbol:                 Penn Octane Corporation (POCC)

Date of Earliest Transaction:             5/22/08

Relationship to Issuer:                   10% Owner

Designated Filer:                         Standard General L.P.

TABLE I INFORMATION
Title of Security:                        Common Stock
Transaction Date:                         5/22/08
Transaction Code:                         P
Securities Acquired:                      13,000
Acquired or Disposed:                     A
Price:                                    $1.6638
Ownership Form:                           D
Amount Beneficially Owned After
  Transaction:                            3,390,318
Nature of Indirect Beneficial
  Ownership:

Title of Security:                        Common Stock
Transaction Date:                         5/23/08
Transaction Code:                         P
Securities Acquired:                      12,500
Acquired or Disposed:                     A
Price:                                    $1.7571
Ownership Form:                           D
Amount Beneficially Owned After
  Transaction:                            3,402,818
Nature of Indirect Beneficial
  Ownership:

Signature:                                STANDARD GENERAL MASTER FUND L.P.
                                          By:  Standard General GP LLC,
                                               its General Partner
                                               By:  Standard General Management
                                                    LLC, its Managing Member


                                          By: /s/ Soohyung Kim
                                              ----------------------------------
                                              Name:   Soohyung Kim
                                              Title:  Co-Managing Member of
                                                      Standard General
                                                      Management, LLC